SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2005

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)


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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

     Ligand Pharmaceuticals Incorporated announced that it received a NASDAQ delisting notification letter and will request a hearing before NASDAQ panel regarding continued listing of its common stock.

     A copy of the press release is attached as Exhibit 99.1 hereto and is hererby incorporated herein by reference.



ITEM 9.01  EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
99.1               Press Release of the Company dated March 30, 2005






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                            LIGAND PHARMACEUTICALS INCORPORATED


Date : March 30, 2005       By:    /S/WARNER BROADDUS
                            Name:  Warner Broaddus
                            Title: Vice President, General Counsel & Secretary